American Century World Mutual Funds, Inc. Summary Prospectus and Prospectus Supplement Emerging Markets Fund
Supplement dated June 29, 2017 ■ Summary Prospectus and Prospectus dated April 10, 2017

The following replaces the Portfolio Managers section on page 5 of the summary prospectus and the prospectus:
Portfolio Managers
Patricia Ribeiro, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2006.
Sherwin Soo, CFA, Portfolio Manager, has been a member of the team that manages the fund since 2011.

The following replaces The Fund Management Team section on page 10 of the prospectus:
The Fund Management Team
The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund’s investment objective and strategy.
The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below:
Patricia Ribeiro
Ms. Ribeiro, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since joining American Century Investments in 2006 as a portfolio manager. She has a bachelor’s degree in accounting from Rutgers University.
Sherwin Soo
Mr. Soo, Portfolio Manager, has been a member of the team that manages the fund since joining American Century Investments in 2011 as an investment analyst. He became a portfolio manager in 2016. He has a bachelor’s degree from The Wharton School of the University of Pennsylvania and an MBA from the MIT Sloan School of Management. He is a CFA charterholder.
The statement of additional information provides additional information about the accounts managed by the portfolio managers, their structure of compensation, and their ownership of fund securities.

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